UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)       March 1, 2004
                                                             -------------






                            BEVERLY ENTERPRISES, INC.
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               (Exact Name of Registrant as Specified in Charter)

               Delaware                   1-9550                62-1691861
-----------------------------------      ---------            ---------------
    (State or Other Jurisdiction of     (Commission          (I.R.S. Employer
            Incorporation)               File  Number)      Identification No.)



                          One Thousand Beverly Way
                             Fort Smith, Arkansas                  72919
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                  (Address of Principal Executive Offices)      (Zip Code)


            Registrant's telephone number including area code    (479) 201-2000




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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On March 1, 2004, Beverly Enterprises, Inc. issued a press release regarding financial results for the quarter ended December 31, 2003. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

Information contained in this report (including the exhibit hereto) shall not be deemed filed under the Securities and Exchange Commission's rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Exhibit 99.1* - Press Release of Beverly Enterprises, Inc. dated March 1, 2004

*Filed with this document

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 2, 2004       BEVERLY ENTERPRISES, INC.



                            By: /s/ PAMELA H. DANIELS
                                ---------------------
                                Pamela H. Daniels
                                Senior Vice President, Controller and
                                Chief Accounting Officer

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                                  EXHIBIT INDEX

  Exhibit No.     Exhibit
  -----------     -------
        99.1      Press Release of Beverly Enterprises, Inc. dated March 1, 2004

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